TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042       HV-6775 – PremierSolutions Cornerstone (Series II)

333-72042       HV-6779 – PremierSolutions Standard (Series A-II)

333-151805     HV-6777 – Hartford 403(b) Cornerstone Innovations

333-151805     HV-6778 – Premier InnovationsSM (Series II)

Supplement dated October 23, 2020 to your Prospectus

FUND LIQUIDATION

FROST VALUE EQUITY FUND – INVESTOR CLASS

The Board of Trustees of the Frost Family of Funds (the “Trust”) has approved a plan of liquidation (the “Liquidation”) providing for the liquidation of the assets of the Frost Value Equity Fund (the “Fund”), a series of the Trust, and the distribution of the net proceeds pro rata to the Fund’s shareholders effective on or about November 27, 2020 (the “Liquidation Date”). In connection therewith, the Fund closed to investments by new and existing shareholders effective as of the Fund’s close of business on October 1, 2020.

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the “Purchase and Sale of Fund Shares” section of the Summary Prospectus and Prospectus. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date.

Prior to the Liquidation Date, you are permitted to make one special transfer of all your Participant Account value invested in the Fund Sub-Account to other investment options currently offered under your Contract.  In addition, you must re-direct all future Contributions in the Fund Sub-Account to another Sub-Account available under your Contract.  This one special transfer will not be counted towards any limitations on transfers under your Contract.

In addition, effective as of the close of business on the Liquidation Date, any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account values or allocations to the Fund Sub-Account will be terminated.

Upon completion of the Liquidation of the Fund, all references in the Prospectus to the Frost Value Equity Fund is hereby deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.